1 Quarter 2013 Financial Results Presentation May 9, 2013 st Exhibit 99.2

Disclaimer
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the
“Company”).  These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”
“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.  In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made.  We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance.  Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the
Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.
Use of Non-GAAP Financial Measures
Forward-Looking Statements

Chairman’s Comments
“We are pleased with our performance for the quarter, which included record net revenues. While our profitability is clouded by merger-related charges, it is noteworthy that our Global Wealth Management segment posted record revenue and profitability, and our Institutional segment generated record quarterly revenue. As we work through the KBW integration process and the related expense reductions, we expect to continue to report both GAAP and non-GAAP results for the remainder of the year. Looking forward, we are focused on leveraging our new and established businesses to drive growth and profits across the platform.
Additionally, we are on track this quarter to complete the acquisition of the
U.S. institutional fixed income sales and trading team and hiring of the
European team from Knight Capital Group.”

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Market Overview
Domestic Equity Flows Equity Risk Premium
Activity Summary
Volumes are in million $, except trading volumes which are in million shares. Data as of 3/31/2013
2013 Q1 2012 Q4 2012 Q3 2012 Q2 2012 Q1
QoQ YoY
S&P 500 1,569 1,426 1,441 1,362 1,408 10% 11%
U.S. Treasury 10yr Yield 1.85% 1.76% 1.63% 1.65% 2.21% +9 bps -36 bps
Equity ADV 6,372 6,084 5,981 6,917 6,821 5% -7%
Corporate Bond ADV 20,736 16,347 16,364 17,147 19,933 27% 4%
U.S. DCM ($) 626,267 584,655 639,520 545,139 644,207 7% -3%
U.S. DCM (#) 2,236 2,189 2,441 2,490 2,912 2% -23%
U.S. ECM ($) 75,491 63,033 79,976 69,876 57,535 20% 31%
U.S. ECM (#) 287 257 250 223 253 12% 13%
Municipal Bond DCM 82,870 97,126 87,670 115,009 79,087 -15% 5%
U.S. Announced M&A ($) 316,339 356,033 218,295 228,630 170,273 -11% 86%
U.S. Announced M&A (#) 2,629 3,282 2,893 2,948 3,101 -20% -15%
U.S. Completed M&A ($) 231,503 320,126 211,771 302,664 193,951 -28% 19%
U.S. Completed M&A (#) 2,575 3,272 2,840 2,880 3,011 -21% -14%
First Quarter
Results

KBW KBW Merger Merger

KBW Update
Market Acceptance of Transaction
Merger closed: February 15, 2013
All client facing decisions made by deal close
Back-office conversion completed: March 6, 2013
Significant steps towards achieving cost savings target
KBW Investment Banking
KBW is #1 year to date in the number of FIG and Bank
mergers
KBW is #1 in gross deal value for Bank mergers and has
advised on the 5 largest Bank mergers this year
Cross-selling success:
Boston Private Financial Holdings, Inc. preferred
equity offering
Zions Bancorporation preferred equity offering
Radian Group, Inc. convertible senior debt offering
MGIC Investment Corporation convertible senior
debt offering
KBW Equities
KBW Research reassigned and launched
Readership of KBW Research is above pre-deal
levels
Market share in adv. Volume for KRX components
was 4.5% for Q1 2013, compared to 2.7% for Q1 2012
April was the best month for equity commissions for
KBW in over a year in its U.S. and European products
M&A Statistics Source: SNL Financial; Includes transactions announced since 1/1/2013; Data as of 5/8/2013
Note: Includes only whole institution transactions in the United States.

($ in thousands)	Q1 2013	Thereafter	Total
Duplicate Compensation	$ 3,138	$ 9,100	**$ 12,238**
Stock-Based Compensation	30,648	-	**30,648**
Duplicate/Non-Recurring Costs	6,552	16,700	**23,252**
Total estimated non-core operating expenses	$ 40,338	$ 25,800	**$ 66,138**

STIFEL

6 Non-Core Expenses Acquisition-Related Expenses

($ in thousands)	Three Months Ended 6/30/13	9/30/13	12/31/13	Total
Compensation	$ 6,200	$ 2,500	$ 400	**$ 9,100**
Non-Compensation Operating Expenses	6,800	5,000	4,900	**16,700**
Total estimated non-core operating expenses	13,000	7,500	5,300	**$ 25,800**
Retention - KFI	-	20,100	-	**20,100**
Total estimated non-core operating expenses - Acquisition-related	$ 13,000	$ 27,600	$ 5,300	**$ 45,900**

STIFEL

7 Non-Core Expense Projections Acquisition-Related Expenses

Financial Financial Results Results

Stifel Financial Corp. Results
Three months ended March 31, 2013

(1) Non-core expenses consisted of a charge related to expensing stock awards issued as retention in connection with the acquisition of KBW and merger-related expenses.
_________________________________________________________
(1)
($ in thousands, except per share amounts)
GAAP Non-Core Non-GAAP 3/31/12 % Change 12/31/12 % Change
Net revenues 441,780 $       8 $                     441,788 $       400,333 $       10.4% 417,830 $    5.7%
Compensation and benefits 315,727 (33,786) 281,941 254,704 10.7% 262,213 20.4%
Non-comp operating expenses 102,707 (6,552) 96,155 86,375 11.3% 94,550 8.6%
Total non-interest expenses 418,434 (40,338) 378,096 341,079 10.9% 356,763 17.3%
Income before income taxes 23,346 40,346 63,692 59,254 7.5% 61,067 (61.8%)
Provision for income taxes 8,727 15,081 23,808 24,481 (2.7%) 21,113 (58.7%)
Net income 14,619 $         25,265 $         39,884 $         34,773 $         14.7% 39,954 $      (63.4%)
Earnings per share:
Diluted 0.21 $              0.58 $              0.55 $              5.5% 0.63 $           (66.7%)
Weighted average number of shares outstanding:
Diluted 69,189 69,189 62,669 10.4% 63,301 9.3%
Ratios to net revenues:
Compensation and benefits 71.5% 63.8% 63.6% 62.8%
Non-comp operating expenses 23.2% 21.8% 21.6% 22.6%
Income before income taxes 5.3% 14.4% 14.8% 14.6%
Three Months Ended March 31, 2013 Three Months Ended

($ in thousands)	Three Months Ended 3/31/13	3/31/12	% Change	12/31/12	% Change
Commissions	$ 148,648	$ 123,303	20.6%	$ 134,280	10.7%
Principal transactions	107,244	116,233	(7.7%)	97,708	9.8%
Brokerage revenues	255,892	239,536	6.8%	231,988	10.3%
Capital raising	51,199	54,833	(6.6%)	49,203	4.1%
Advisory	27,180	15,605	74.2%	26,643	2.0%
Investment banking	78,379	70,438	11.3%	75,846	3.3%
Asset mgt and service fees	68,912	60,818	13.3%	68,971	(0.1%)
Other [(1)]	20,212	13,294	52.0%	19,507	3.1%
Total operating revenues	423,395	384,086	10.2%	396,402	6.8%
Interest revenue	29,845	25,257	18.2%	30,032	(0.6%)
Total revenues	453,240	409,343	10.7%	426,434	6.3%
Interest expense	11,460	9,010	27.2%	8,604	33.2%
Net revenues	$ 441,780	$ 400,333	10.4%	$ 417,830	5.7%

STIFEL

Source of Revenues 10

($ in thousands)	Three Months Ended 3/31/13	3/31/12	% Change	12/31/12	% Change
Private client group	$ 158,392	$ 149,401	6.0%	$ 147,792	7.2%
Equity brokerage	52,000	44,171	17.7%	41,805	24.4%
Fixed income brokerage	45,500	45,964	(1.0%)	42,391	7.3%
Total Brokerage Revenues	$ 255,892	$ 239,536	6.8%	$ 231,988	10.3%

STIFEL

11 Brokerage Revenues by Segment

Core Non-Interest Expenses
Three months ended March 31, 2013

_________________________________________________________
(1)
Excludes non-core  expenses consisting of a charge related to expensing stock awards issued as retention in connection with the acquisition of KBW and merger-
related expenses.
(2)
Transition pay includes amortization of upfront notes, signing bonuses and retention awards.
($ in thousands)
3/31/13
(1)
3/31/12 % Change 12/31/12 % Change 3/31/13
(1)
3/31/12 12/31/12
Net revenues 441,788 $     400,333 $     10.4% 417,830 $     5.7% 100.0% 100.0% 100.0%
Compensation and benefits 259,135 236,332 9.6% 239,714 8.1% 58.7% 59.0% 57.4%
Transitional pay
(2)
22,806 18,372 24.1% 22,499 1.4% 5.2% 4.6% 5.4%
Total compensation and benefits 281,941 254,704 10.7% 262,213 7.5% 63.8% 63.6% 62.8%
Occupancy and equipment rental 31,501 30,791 2.3% 34,075 (7.6%) 7.1% 7.7% 8.2%
Communication and office supplies 21,858 20,373 7.3% 19,795 10.4% 4.9% 5.1% 4.7%
Commissions and floor brokerage 8,669 7,612 13.9% 7,480 15.9% 2.0% 1.9% 1.8%
Other operating expenses 34,127 27,599 23.7% 33,200 2.8% 7.7% 6.9% 7.8%
Total non-comp operating expenses 96,155 86,375 11.3% 94,550 1.7% 21.8% 21.6% 22.6%
Total non-interest expense 378,096 341,079 10.9% 356,763 6.0% 85.6% 85.2% 85.4%
Income before income taxes 63,692 59,254 7.5% 61,067 4.3% 14.4% 14.8% 14.6%
Provision for income taxes 23,808 24,481 (2.7%) 21,113 12.8% 5.4% 6.0% 5.1%
Non-GAAP net income 39,884 $       34,773 $       14.7% 39,954 $       (0.2%) 9.0% 8.7% 9.6%
Non-core expenses (after-tax)
(25,265) - -
GAAP net income 14,619 $       34,773 $       39,954 $
Three Months Ended % of Net revenues

Segment Comparison

(1) Non-GAAP results for the three months ended March 31, 2013 compared to GAAP results for the year-ago period and the three months ended
December 31, 2012.
(2) Results for the three months ended March 31, 2013 and December 31, 2012 included realized and unrealized gains on the Company’s investment in
Knight Capital Group, Inc. of $2.2 million and $13.4 million, respectively.
_________________________________________________________
($ in thousands)
3/31/13
(1)
3/31/12
%
Change
12/31/12
%
Change
Net revenues:
Global Wealth Management 266,957 $  247,608 $  7.8% 255,084 $     4.7%
Institutional Group
(2)
176,437 149,244 18.2% 165,056 6.9%
Other (1,614) 3,481 (146.4%) (2,310) (30.1%)
441,780 $  400,333 $  10.4% 417,830 $     5.7%
Operating contribution:
Global Wealth Management 69,499 $    68,878 $    0.9% 69,282 $       0.3%
Institutional Group
(2)
28,137 24,004 17.2% 21,490 30.9%
Other (33,944) (33,628) 0.9% (29,705) 14.3%
63,692 $    59,254 $    7.5% 61,067 $       4.3%
Three Months Ended

Global Wealth Management

($ in thousands) 3/31/13 3/31/12 % Change 12/31/12 % Change
Commissions 102,086 $   91,020 $     12.2% 93,045 $     9.7%
Principal transactions 56,307 58,381 (3.6%) 54,747 2.8%
Asset management & service fees 68,934 60,586 13.8% 68,631 0.4%
Net interest 21,486 17,642 21.8% 21,195 1.4%
Investment banking 11,103 12,402 (10.5%) 10,906 1.8%
Other income 7,041 7,577 (7.1%) 6,560 7.3%
Net revenues 266,957 247,608 7.8% 255,084 4.7%
Compensation and benefits 157,596 143,351 9.9% 147,029 7.2%
Non-comp operating expenses 39,862 35,379 12.7% 38,773 2.8%
Total non-interest expenses 197,458 178,730 10.5% 185,802 6.3%
Income before income taxes 69,499 $     68,878 $     0.9% 69,282 $     0.3%
Ratios to net revenues:
Compensation and benefits 59.0% 57.9% 57.6%
Non-comp operating expenses 15.0% 14.3% 15.2%
Income before income taxes 26.0% 27.8% 27.2%
Three Months Ended

Stifel Bank & Trust
(an operating unit of GWM)

As of
3/31/13 3/31/12 % Change 12/31/12 % Change
Assets $ 3,832,281 $ 2,611,828 46.7 $ 3,652,633 4.9
Investment securities 2,440,146 1,673,866 45.8 2,332,058 4.6
Retained loans, net 886,597 657,081 34.9 822,711 7.8
Loans held for sale 165,698 141,136 17.4 214,531 (22.8)
Deposits 3,556,568 2,357,912 50.8 3,346,133 6.3
Allowance as a percentage of loans 1.01% 0.87% 0.99%
Non-performing assets as a percentage
of total assets 0.04% 0.11% 0.06%
As of
Allowance for loan losses 5,781 9,406 62.7 8,145
15.5
Non-performing loans 2,144 1,063 (50.4)
(41.2)
1,809
Other non-performing assets 717 373 (48.0)
-
373
Non-performing assets 2,861 1,436 (49.8) 2,182
(34.2)
$
$
$
$
$
$
$
$
$

Institutional Group

`
($ in thousands) 3/31/13 3/31/12 % Change 12/31/13 % Change
Net revenues 176,437 $   149,244 $   18.2% 165,056 $   6.9%
Compensation and benefits 107,636 94,430 14.0% 108,371 (0.7%)
Non-comp operating expenses 40,664 30,810 32.0% 35,195 15.5%
Total non-interest expenses 148,300 125,240 18.4% 143,566 3.3%
Income before income taxes 28,137 $     24,004 $     17.2% 21,490 $     30.9%
Ratios to net revenues: :
Compensation and benefits 61.0% 63.3% 65.7%
Non-comp operating expenses 23.1% 20.6% 21.3%
Income before income taxes 15.9% 16.1% 13.0%
Three Months Ended

Institutional Group Revenues
($ in thousands)
3/31/13 3/31/12
% Change
12/31/12
% Change
Institutional brokerage:
Equity 52,000 $     44,171 $     17.7% 41,805 $     24.4%
Fixed income 45,500        45,964        (1.0%) 42,391        7.3%
97,500        90,135        8.2% 84,196        15.8%
Investment Banking:
Capital raising
Equity 24,380        31,550        (22.7%) 19,830        22.9%
Fixed income 15,715        10,881        44.4% 18,466        (14.9%)
40,095        42,431        (5.5%) 38,296        4.7%
Advisory fees 27,180        15,605        74.2% 26,644        2.0%
Investment banking 67,275        58,036        15.9% 64,940        3.6%
Other
(1)
11,662        1,073           * 15,920        (26.7%)
Total net revenue 176,437 $   149,244 $   18.2% 165,056 $   6.9%
Three Months Ended

_________________________________________________________
*  Percentage not meaningful.
(1) Includes net interest and other income. Other income for the three months ended March 31, 2013 and December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $2.2 million and $13.4 million pre-tax, respectively.

Financial Financial Condition Condition

Capital Structure
As of March 31, 2013
(in thousands, except ratios)
($ in thousands)
Total Assets 8,133,755 $
Stockholders' Equity 1,903,666 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
Non-recourse debt, 6.75%, due 2016 55,934
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,367,100 $
Ratios:
Debt to Equity 13.5%
Leverage Ratio 3.4x
Equity Capitalization 4.3x

_________________________________________________________
(1)
(2)
(3)
(1)
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), non-recourse debt ($55.9m), and Senior Notes
($325.0m) divided by stockholders’ equity.
(2)
Leverage ratio = total assets divided by total capitalization.
(3)
Equity capitalization = total assets divided by stockholders’equity.

Other Financial Data
(1) Includes 148, 155 and 151 independent contractors as of March 31, 2013, March 31, 2012 and December 31, 2012.
(2) Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.
_________________________________________________________
As of
3/31/13 3/31/12 % Change 12/31/12 % Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial 4,301,474 $          2,853,866 $       50.7% 3,313,507 $       29.8%
Stifel Bank 3,832,281 2,611,828 46.7% 3,652,633 4.9%
Total assets 8,133,755 $          5,465,694 $       48.8% 6,966,140 $       16.8%
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial 1,620,204 $          1,144,532 $       41.6% 1,226,824 $       32.1%
Stifel Bank 283,462 198,410 42.9% 267,837 5.8%
Total shareholders' equity 1,903,666 $          1,342,942 $       41.8% 1,494,661 $       27.4%
Leverage ratio:
Stifel Nicolaus & Stifel Financial 2.1 2.0 1.4% 2.0 5.5%
Stifel Bank 13.5 13.2 2.6% 13.6 (0.9%)
Total leverage ratio 3.4 3.4 0.6% 3.6 (3.3%)
Book value per share 30.13 $                   25.07 $               20.2% 27.24 $               10.6%
Financial advisors
(1)
2,063 2,013 2.5% 2,041 1.1%
Full-time associates
(2)
5,680 5,135 10.6% 5,343 6.3%
Locations 357 326 9.5% 340 5.0%
Total client assets (000s) 147,119,000 $     130,550,000 $  12.7% 137,855,000 $  6.7%
As of

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